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                                                                     EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 2-51719) of H. J. Heinz Company of our report dated June 25, 2004 relating to the financial statements and supplemental schedules of the H. J. Heinz Company Employees Retirement and Savings Plan which appears in this Form 11-K.


                                              /s/  PricewaterhouseCoopers LLP




Pittsburgh, Pennsylvania
June 25, 2004






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